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                                                                      EXHIBIT 10

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Additional Information - Independent Auditors" and to the use of our report dated February 18, 2004 on The Needham Funds, Inc. (comprising Needham Growth Fund, Needham Aggressive Growth Fund and Needham Small Cap Growth
Fund), which is incorporated by reference in this Registration Statement (Form N-1A 33-98310 and 811-9114) of The Needham Funds, Inc.

                                           ERNST & YOUNG LLP

New York, New York
April 19, 2004